POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Bragg Capital Trust, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints STEVE SCRUGGS as attorney for him and in his name, place and stead, and in his capacity as Trustee of the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of July, 2014.

/s/ Philip Blount
Philip Blount
Trustee

STATE OF NC	)
	)	ss:
COUNTY OF Mecklenburg	)

Before me, a Notary Public, in and for said county and state, personally appeared Philip Blount, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 29th day of July, 2014.

/s/Mary Lucile Daly
Notary Public

My commission expires: 2/21/2018

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Bragg Capital Trust, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints STEVE SCRUGGS as attorney for him and in his name, place and stead, and in his capacity Trustee of the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of July, 2014.

/s/ Christopher Brady
Christopher Brady
Trustee

STATE OF NC	)
	)	ss:
COUNTY OF Mecklenburg	)

Before me, a Notary Public, in and for said county and state, personally appeared Christopher Brady, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 29th day of July, 2014.

/s/ Mary Lucile Daly
Notary Public

My commission expires: 2/21/2018

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Bragg Capital Trust, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints STEVE SCRUGGS as attorney for him and in his name, place and stead, and in his capacity as Trustee of the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of July, 2014.

/s/ Harold Smith
Harold Smith
Trustee

STATE OF NC	)
	)	ss:
COUNTY OF Mecklenburg	)

Before me, a Notary Public, in and for said county and state, personally appeared Harold Smith, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 29th day of July, 2014.

/s/ Mary Lucile Daly
Notary Public

My commission expires: 2/21/2018

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Bragg Capital Trust, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints STEVE SCRUGGS as attorney for him and in his name, place and stead, and in his capacity as Trustee of the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of July, 2014.

/s/ Tim Ignasher
Tim Ignasher
Trustee

STATE OF NC	)
	)	ss:
COUNTY OF Mecklenburg	)

Before me, a Notary Public, in and for said county and state, personally appeared Tim Ignasher, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 29th day of July, 2014.

/s/ Mary Lucile Daly
Notary Public

My commission expires: 2/21/2018